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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 13, 2002


                            COLE NATIONAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                       33-66342                34-1744334
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)



5915 LANDERBROOK DRIVE
MAYFIELD HEIGHTS, OHIO                                              44124
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (440) 449-4100


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective June 13, 2002, the Board of Directors of Cole National Group, Inc., a Delaware corporation (the "Company"), on recommendation of the Audit Committee determined to replace Arthur Andersen LLP ("Arthur Andersen") as its independent public accountants and to appoint Deloitte & Touche LLP ("D&T") to serve as its independent public accountants for the fiscal year 2002.

         Arthur Andersen's audit reports on the Company's consolidated financial statements for each of the fiscal years ended February 2, 2002 and February 3, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two fiscal years ended February 2, 2002 and February 3, 2001 and the subsequent interim period preceding the decision to change independent public accountants, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their audit reports on the Company's consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated June 18, 2002, stating that it found no basis for disagreement with such statements.

         In the years ended February 2, 2002 and February 3, 2001 and through the date hereof, the Company did not consult with D&T with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters on reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) EXHIBITS.

        EXHIBIT
        NUMBER            DESCRIPTION
        ------            -----------

         16.1 LETTER FROM ARTHUR ANDERSEN LLP TO THE SECURITIES AND EXCHANGE COMMISSION, DATED JUNE 18, 2002.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             COLE NATIONAL GROUP, INC.

                             By: /s/ Tracy Burmeister
                                 -----------------------
                                 Name:  Tracy Burmeister
                                 Title: Vice President, Accounting and Reporting


Date: June 18, 2002
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                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER           DESCRIPTION
         ------           -----------

         16.1 LETTER FROM ARTHUR ANDERSEN LLP TO THE SECURITIES AND EXCHANGE COMMISSION, DATED JUNE 18, 2002.